Inventories (Detail) - USD ($) $ in Millions	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Inventories - gross:
Raw materials	$ 74.1	$ 70.7	$ 77.2
Work-in-process	19.4	18.7	21.5
Finished goods	98.2	83.4	87.9
Total inventories - gross	191.7	172.8	186.6
Excess and obsolete inventory reserve	(24.7)	(23.5)	(20.3)
Net inventories at FIFO cost	167.0	149.3	166.3
Excess of FIFO costs over LIFO value	(3.4)	(3.4)	(3.1)
Inventories - net	$ 163.6	$ 145.9	$ 163.2